EXHIBIT 24.1

                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine and Steven M. Neil, and each of them as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed in connection with the offering of common stock and/or debt securities of Sola International Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 10, 1998

                                            /s/  Douglas D. Danforth
---------------------------                 --------------------------
Irving S. Shapiro                           Douglas D. Danforth

/s/  John E. Heine                          /s/  A. William Hamill
---------------------------                 --------------------------
John E. Heine                               A. William Hamill

/s/  Steven M. Neil                         /s/  Hamish Maxwell
---------------------------                 --------------------------
Steven M. Neil                              Hamish Maxwell

                                            /s/  Jackson L. Schultz
---------------------------                 --------------------------
Maurice J. Cunniffe                         Jackson L. Schultz

                                                        EXHIBIT 24.1

                             POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, that the persons whose signatures appear below, constitute and appoint John E. Heine and Steven M. Neil, and each of them as their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for them and in their names, places, and steads, in any and all capacities, to sign the Registration Statement on Form S-3 to be filed in connection with the offering of common stock and/or debt securities of Sola International Inc. and any and all amendments (including post-effective amendments) to the Registration Statement, and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as they might or could do in person, thereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated: February 5, 1998



---------------------------                 --------------------------
Irving S. Shapiro                           Douglas D. Danforth


---------------------------                 --------------------------
John E. Heine                               A. William Hamill


---------------------------                 --------------------------
Steven M. Neil                              Hamish Maxwell

/s/  Maurice J. Cunniffe
---------------------------                 --------------------------
Maurice J. Cunniffe                         Jackson L. Schultz